SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES
                          OF EACH OF THE LISTED FUNDS:

                                -----------------


                             DWS VARIABLE SERIES I:
                             DWS Growth & Income VIP

                             DWS VARIABLE SERIES II:
                    DWS Alternative Asset Allocation Plus VIP
                                DWS Balanced VIP
                                DWS Blue Chip VIP
                    DWS Diversified International Equity VIP
                             DWS Global Thematic VIP
                            DWS Strategic Income VIP

On January 26, 2010, Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") announced its intention to transition members of the funds' portfolio management team out of DIMA into separate independent investment advisory firms that are not affiliated with DIMA. In order for the funds to continue to benefit from the investment expertise offered by the affected portfolio manager, DIMA has recommended to the funds' Board of Trustees the approval of a sub-advisory agreement between DIMA and each newly created investment advisory firm (the "Sub-Advisory Agreements"). The Sub-Advisory Agreements are subject to Board approval. If approved, the transition is expected to be completed early in the third quarter 2010.














               Please Retain This Supplement for Future Reference


May 1, 2010                                               [DWS INVESTMENTS LOGO]
VS-3633                                                      Deutsche Bank Group

Summary Prospectus May 1, 2010


                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group




DWS DIVERSIFIED INTERNATIONAL EQUITY VIP






CLASS    A

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, Statement of Additional Information and other information about the fund online at www.dws-investments.com/vipros. You can also get this information at no cost by e-mailing a request to inquiry.info@dws.com, calling
(800) 728-3337 or by contacting your insurance company. The prospectus and Statement of Additional Information, both dated May 1, 2010, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE


The fund seeks capital appreciation.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                                              A
                                                     ----------
Management fee                                           0.65
----------------------------------------------------     ----
Distribution/service
(12b-1) fees                                            None
----------------------------------------------------    -----
Other expenses (includes an administrative fee)          0.29
----------------------------------------------------    -----
Acquired funds (underlying funds) fees and expenses      0.02
----------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                     0.96
----------------------------------------------------    -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $98          $306       $531    $1,178
---  ---          ----       ----    ------

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


Portfolio turnover rate for fiscal year 2009: 139%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics.


At least 50% of the fund's assets will be invested in securities that make up the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE (Reg. TM) Index). In addition, the fund may invest in Canada. While the fund invests primarily in common stocks, it may invest in other types of equities such as preferred stocks, convertible securities, warrants and exchange-traded funds (ETFs). The fund may also invest up to 20% of its assets in cash equivalents, US investment-grade fixed-income securities, and US stocks and other equities. Although the fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States).


The fund may also invest a portion of its assets (typically not more than 35% of its net assets) in securities of companies located in emerging markets, such as those of many countries in Latin America, the Middle East, Eastern Europe, Asia and Africa.


MANAGEMENT PROCESS. In choosing securities, portfolio management allocates percentages of assets to various countries and sectors. Portfolio management periodically reviews these allocations and may adjust them based on current or anticipated market conditions or to manage risk consistent with the fund's investment objective.

The fund may trade actively. This could raise transaction costs (thus lowering returns).

--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, portfolio management may use futures, currency options and forward currency transactions.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. To the extent that the fund invests in a particular geographic region or market sector, performance will be affected by that region's general performance.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing.


ETF RISK. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund incurs brokerage costs when it buys and sells shares of and ETF and also bears its proportionate share of the ETF's fees and expenses, which are passed through to ETF shareholders.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments, which could lead to losses for the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This may be an ongoing risk for some investments, such as derivatives or restricted securities that typically trade only among a limited number of investors.


SMALL COMPANY RISK. Small company stocks tend to be more volatile and less liquid than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.


Prior to May 1, 2001, the fund was named Kemper International Portfolio and operated with a different objective and investment strategy than the fund or Scudder International Research Portfolio. Prior to May 1, 2002, the fund was named Scudder International Research Portfolio and operated with a different objective and investment strategy.



                                       2
SUMMARY PROSPECTUS May 1, 2010        DWS Diversified International Equity VIP

Prior to May 1, 2009, the fund was named DWS International Select Equity VIP and operated with a different investment strategy. Performance may have been different if the fund's current policies had been in effect.

CALENDAR YEAR TOTAL RETURNS (%) (Class A)


[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]







  -20.49       -24.33      -13.48     29.83      18.25      14.51      25.26      16.71    -48.81    29.36
   2000       2001        2002        2003       2004       2005       2006       2007     2008      2009




Best Quarter: 20.59%, Q2 2009      Worst Quarter: -27.50%, Q3 2008
Year-to-Date as of 3/31/10: 1.48%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)


                   CLASS           1          5          10
               INCEPTION        YEAR      YEARS       YEARS
             -----------  ----------  ---------  ----------
CLASS A         1/6/92        29.36       2.13       -1.19
-----------     ------        -----       ----      ------
MSCI EAFE                     31.78       3.54       1.17
-----------  ------           -----       ----      ------

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

ROBERT WANG, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2009.


RUSSELL SHTERN, CFA, VICE PRESIDENT. Portfolio Manager of the fund. Joined the fund in 2009.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


Generally, owners of variable annuity and variable life contracts are not subject to current federal income taxation on distributions of income or gains with respect to such contracts. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.




PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund and its affiliates may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial inter mediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's web site for more information.


                                       3
                                        DWS Diversified International Equity VIP
                                       SUMMARY PROSPECTUS May 1, 2010 2A-DIE-SUM